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                                                                   EXHIBIT 4.2

COMMON STOCK                                                      COMMON STOCK

NUMBER                                                                  SHARES

                                                             CUSIP 87162H 10 3

                                                             SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

                                  SYNTEL,INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF MICHIGAN

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P
          THIS CERTIFIES THAT
R

O

O         IS THE OWNER OF

F

                               FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF

 ------------------------------------------------------SYNTEL, INC.--------------------------------------------------

transferable on the books of the Corporation by the holder hereof in person or                     COUNTERSIGNED AND REGISTERED
by duly authorized attorney, upon surrender of this Certificate properly
endorsed. This Certificate and the shares represented hereby are issued and                            TRANSFER AGENT AND REGISTRAR
shall be subject to all of the provisions of the Restated Articles of
Incorporation of the Corporation and of any amendments thereto, to all of which                BY
the holder, by acceptance hereof, assents.
                                                                                                                 AUTHORIZED OFFICER
        This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation, and the facsimile signatures of its duly authorized officers.

DATED:

    FACSIMILE OF                                     FACSIMILE OF                           FACSIMILE OF

   NEED SIGNATURE                                     NEED SEAL                            NEED SIGNATURE

     SECRETARY                                                                               PRESIDENT
                                              STEEL ENGRAVED BORDER TO BE PRINTED HERE


(C) MIDWEST

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                                  SYNTEL, INC.

        The Corporation will furnish without charge to each shareholder who so requests a full statement of the designation, relative rights, preferences and limitations of each class of stock of this Corporation authorized to be issued; the designation, relative rights, preferences, and limitations of each series thereof so far as the same have been prescribed; and the authority of the Board of Directors of this Corporation to designate and prescribe the relative rights, preferences and limitations of other series.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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TEN COM - as tenants in common                  UNIF GIFT  MIN ACT - _________Custodian_______
TEN ENT - as tenants by the entireties                                (Cust)            (Minor)
JT TEN - as joint tenants with right of survivorship
         and not as tenants in common           UNDER UNIFORM GIFTS TO MINORS ACT_____________
                                                                                   (State)

     Additional abbreviations may also be used though not in the above list

        For value received, ______________________hereby sell, assign and transfer unto


     PLEASE INSERT SOCIAL SECURITY OR
   OTHER IDENTIFYING NUMBER OF ASSIGNEE

    /___ _____ ____ /

________________________________________________________________________________________________
     (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________________________


________________________________________________________________________________________________


___________________________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________19______               X_______________________________________________
                                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                                CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                                FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                                WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                                CHANGE WHATEVER.

                                                X_______________________________________________
                                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                                CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                                FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                                WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                                CHANGE WHATEVER.

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